UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 16, 2005
HOME PRODUCTS INTERNATIONAL, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-17237	36-4147027

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4501 West 47th Street
Chicago, IL 60632

(Address of principal executive offices) (Zip Code)

(773) 890-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT.
Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective as of September 16, 2005, Home Products International, Inc. terminated the employment of F. Randall Chambers, President of North American Sales.
Item 9.01      Financial Statements and Exhibits.
     (a)      Financial Statements of Business Acquired – Not Applicable
     (b)      Pro Forma Financial Information – Not Applicable
     (c)      Exhibits – Not Applicable

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 22, 2005

HOME PRODUCTS INTERNATIONAL, INC.
(Registrant)

By: /s/ Douglas Ramsdale
Name: Douglas Ramsdale,
Title: Chief Executive Officer